                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      15
                NOTES TO FINANCIAL STATEMENTS      20



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      24

Given the market's ups and downs--diversifying has never been more important.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 20, 2002

Dear Shareholder,

We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN APRIL 2002 DEPICTED AN ECONOMY ON THE PATH OF RECOVERY, BUT MANY MARKET OBSERVERS AND ANALYSTS WERE SLOW TO VIEW RECENT DEVELOPMENTS--SUCH AS IMPROVED PRODUCTIVITY AND STRONG GROWTH--POSITIVELY.

UNEMPLOYMENT DATA, RELEASED EARLY IN THE MONTH, REVEALED NEW JOBS HAD BEEN ADDED TO THE ECONOMY--ALBEIT AT A SUBDUED PACE. THE BELEAGUERED MANUFACTURING SECTOR REPORTED FACTORY PRODUCTION LEVELS THAT WERE CONSISTENT WITH RECENT INCREASES. HOUSING STARTS, ALTHOUGH STILL AT HISTORICALLY HIGH LEVELS, RETREATED MORE THAN ANALYSTS HAD ANTICIPATED. AT THE SAME TIME, RETAIL SALES CONTINUED TO DISPLAY SURPRISING STRENGTH.

CONTENT WITH WHAT THEY PERCEIVED TO BE GOOD--BUT NOT-GOOD-ENOUGH--RESULTS, THESE SAME MARKET OBSERVERS AND ANALYSTS SEEMED SURPRISED WHEN FIRST QUARTER GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, CAME IN AT A STRONGER-THAN-EXPECTED 5.6 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.8%
Jun 00                                                                            5.7%
Sep 00                                                                            1.3%
Dec 00                                                                            1.9%
Mar 01                                                                            1.3%
Jun 01                                                                            0.3%
Sep 01                                                                           -1.3%
Dec 01                                                                            1.7%
Mar 02                                                                            5.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 2000--April 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2002)

-------------------------------
AMEX Ticker Symbol - VMV
-------------------------------

------------------------------------------------------------------------
Six-month total return(1)                                      7.91%
------------------------------------------------------------------------
One-year total return(1)                                      20.05%
------------------------------------------------------------------------
Five-year average annual total return(1)                      10.50%
------------------------------------------------------------------------
Life-of-Trust average annual total return(1)                   6.77%
------------------------------------------------------------------------
Commencement date                                            4/30/93
------------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                       5.72%
------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                   9.86%
------------------------------------------------------------------------
Preferred share rate(4)                                       0.991%
------------------------------------------------------------------------
Net asset value                                               $15.61
------------------------------------------------------------------------
Closing common share market price                             $16.26
------------------------------------------------------------------------
Six-month high common share market price (04/30/02)           $16.50
------------------------------------------------------------------------
Six-month low common share market price (12/07/01)            $15.06
------------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 42.0% combined federal and state tax bracket effective for calendar year 2002, which takes into consideration the deductibility of individual state taxes paid.

(4) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2002
- AAA/Aaa............  77.8%   [PIE CHART]
- AA/Aa..............   3.9%
- A/A................   6.4%
- BBB/Baa............   6.0%
- BB/Ba..............   2.8%
- Non-Rated..........   3.1%
As of October 31, 2001
- AAA/Aaa............  74.9%   [PIE CHART]
- AA/Aa..............   4.5%
- A/A................   4.1%
- BBB/Baa............   8.5%
- BB/Ba..............   1.2%
- Non-Rated..........   6.8%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2002, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/01                                                                           0.0725
12/01                                                                           0.0725
1/02                                                                            0.0725
2/02                                                                            0.0775
3/02                                                                            0.0775
4/02                                                                            0.0775

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       APRIL 30, 2002                    OCTOBER 31, 2001
                                                                       --------------                    ----------------
Transportation                                                             22.6%                              22.9%
Health Care                                                                19.0%                              16.2%
General Purpose                                                            10.7%                              12.1%
Higher Education                                                           10.2%                              11.9%
Multi-Family Housing                                                        8.5%                               8.4%

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1993 through April 2002)
[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/93                                                                      14.88                              15.0000
                                                                          15.11                              14.7500
                                                                          15.51                              14.7500
                                                                          15.30                              14.7500
                                                                          13.08                              13.5000
                                                                          13.03                              12.7500
                                                                          12.78                              11.6250
12/94                                                                     12.13                              11.1250
                                                                          13.41                              12.8750
                                                                          13.65                              12.3750
                                                                          13.98                              12.2500
12/95                                                                     14.80                              12.1250
                                                                          14.15                              12.3750
                                                                          14.03                              12.1250
                                                                          14.35                              12.3750
12/96                                                                     14.64                              12.5000
                                                                          14.33                              13.1250
                                                                          14.78                              13.7500
                                                                          15.21                              14.4370
12/97                                                                     15.52                              14.6250
                                                                          15.53                              14.4375
                                                                          15.52                              14.8125
                                                                          15.91                              15.8125
12/98                                                                     15.77                              15.8750
                                                                          15.61                              15.5000
                                                                          15.01                              14.3125
                                                                          14.67                              14.3125
12/99                                                                     14.26                              14.0625
                                                                          14.46                              13.4375
                                                                          14.48                              13.7500
                                                                          14.69                              14.0000
12/00                                                                     15.47                              14.3125
                                                                          15.57                              14.8800
                                                                          15.39                              14.6900
                                                                          15.76                              15.1500
12/01                                                                     15.30                              15.3700
                                                                          15.23                              15.8100
4/02                                                                      15.61                              16.2600

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                   [HANEY PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER FOR VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD ENDING APRIL 30, 2002. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations about the future growth of the economy. As economic indicators wavered between encouraging and disappointing evidence of a sustained recovery, investors responded by driving yields in diverging directions from one month to the next. The result was a decidedly choppy market.

    In November and December of 2001, the first two months of the period, investors appeared to assume an imminent economic recovery. Fears that credit demand and inflation would soon rise in tandem with the economy's improving strength drove yields up across the market.

    Those fears were allayed in the first two months of 2002 as economic indicators began to be more mixed. Investors began to sense that the economy's recovery, and the concurrent upward pressure on interest rates, might not occur as quickly as they had previously anticipated. The resulting market rally sent yields lower in January and February as Wall Street economists pushed back their timetable for future Federal Reserve ("Fed") tightening.

    The next two months saw even sharper reversals of fortune for the municipal bond market. In March, the market posted one of its worst months of the past 20 years in the wake of unexpectedly strong employment and manufacturing numbers. The market then rallied strongly in April as continued volatility in the equity market caused investors to turn to the perceived relative safety of tax-exempt bonds.

    While yields were volatile during the period, we believe the municipal market on the whole remained fairly well balanced between supply and demand. Municipalities continued to take advantage of low interest rates by issuing new bonds, and issuance overall was up 10 percent for the first three months of 2002 compared to the same period one year earlier. Retail investors continued to show strong demand for the asset class as an alternative to volatile equity returns. The Massachusetts state budget continued to suffer from the effects of the state's ongoing reductions in personal income tax rates. These reductions are projected to reduce annual revenue by $1.2 billion by 2004.(1) In response, the state government has considered a series of fiscal measures to address the shortfall.

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's current monthly dividend of $0.0775 per share translated to a distribution rate of 5.72 percent based on the trust's closing common share market price on April 30, 2002. Based on these figures, investors would have to earn a distribution rate of 9.86 percent on a taxable investment (for an investor in the 42 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2002, the trust produced a total return of 7.91 percent based on common share market price. This reflects an increase in common share market price from $15.51 per share on October 31, 2001 to $16.26 per share on April 30, 2002.

    Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return, common share market price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Massachusetts Municipal Bond Index posted a total return of 0.93 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   Consistent with our long-term
strategy, we maintained our focus on adjusting the portfolio to try to take advantage of relative value opportunities in the market. Our trading focused on capturing value between various sectors and structures, which become more or less attractive over time according to internal dynamics. Once our purchases reached or exceeded their performance targets, we sold them to make room for issues that we believed have the potential for better performance.

    We put the proceeds from these sales to work in higher-quality core sectors such as public education and public building bonds. These sectors have historically offered less yield than lower-rated paper but as compensation, have had more predictable structural and credit characteristics. As a result of these purchases, the portfolio's exposure to AAA rated paper climbed by nearly 3 percent over the period.

(1) This figure is from the VK research report on Massachusetts of April 17, 2002.

    The portfolio also experienced a fair amount of call activity. Many of the trust's holdings were issued in a time of higher interest rates, and as a result are especially attractive candidates for refinancing in the current, lower interest-rate environment. The student loan sector was a case in point; 3.8 percent of the portfolio's position in those bonds was called away. We will continue to monitor these holdings and will attempt to minimize any adverse impact by selectively replacing callable issues when the market offers more attractive opportunities elsewhere.

    We attempted to maintain the trust's yield through selective purchases of issues that met our investment criteria. One such purchase was an A rated hospital bond, which we used to replace the A rated student loan bond that had been called. This purchase boosted the trust's exposure to health care paper by
2.8 percent.

    The portfolio entered the period with a small position in Guam paper. The territory has suffered from the global drop in tourism revenues, and the bonds in the trust were ultimately downgraded. Rather than sell into a weak market, we have opted to hold onto and monitor the position in order to sell it when the market becomes more advantageous.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We will continue to watch the
economy for any acceleration in growth that could cause the Fed to boost rates. With interest rates this low, it may be difficult to keep inflationary fears out of the picture for long. As a result, we expect that there may be increasing pressure on the Fed to act in the coming months, which may drive yields higher, particularly on the short end of the curve.

    For the municipal market, we expect that issuance will remain steady. Rising interest rates could put a damper on refinancing activity, but voters in most areas appear to be amenable to ballot initiatives that result in debt financing. We anticipate that equity market sentiment may continue to be a key driver of investor appetite for municipal bonds. In our view, as long as stocks remain volatile, the municipal market is likely to continue to enjoy positive inflows.

    Our primary concern for the Massachusetts market remains the ongoing fiscal effects of the state's reductions in its income tax rate. While it has been a benefit for citizens, it has put the state's finances under some pressure. That said, we believe the state's economy remains sufficiently diversified to weather its difficulties and still offers opportunities for the trust's investors.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           MUNICIPAL BONDS  160.8%
           MASSACHUSETTS  144.7%
$ 1,705    Boston, MA Metro Dist Rfdg..................      6.500%   12/01/13   $  1,881,007
  1,500    Chelsea, MA Sch Proj Ln Act 1948 (AMBAC
           Insd).......................................      5.700    06/15/06      1,606,650
  1,000    Chelsea, MA Sch Proj Ln Act 1948
           (Prerefunded @ 06/15/04) (AMBAC Insd).......      6.500    06/15/12      1,102,870
  2,385    Greater Lawrence, MA San Dist (MBIA Insd)...      6.000    06/15/17      2,645,251
  1,000    Holyoke, MA Gas & Elec Dept Rev Ser A (MBIA
           Insd).......................................      5.000    12/01/31        966,250
  1,000    Lowell, MA (Prerefunded @ 04/01/05) (FSA
           Insd).......................................      6.625    04/01/15      1,123,870
  1,500    Massachusetts Bay Tran Auth MA Gen Trans Sys
           Ser B (Prerefunded @ 03/01/04)..............      5.900    03/01/12      1,621,215
    590    Massachusetts Ed Ln Auth Ed Ln Rev Issue E
           Ser B (AMBAC Insd)..........................      6.250    07/01/11        617,152
    735    Massachusetts Ed Ln Auth Ed Ln Rev Issue E
           Ser B (AMBAC Insd)..........................      6.300    07/01/12        767,715
  1,000    Massachusetts Muni Wholesale Elec Co Pwr
           Supply Sys Rev Ser C (Prerefunded @
           07/01/02) (MBIA Insd).......................      6.625    07/01/10      1,028,490
  1,000    Massachusetts St Dev Fin Agy M/Srbc Proj Ser
           A (MBIA Insd) (a)...........................      5.125    08/01/28        981,520
  1,000    Massachusetts St Dev Fin Agy Rev MA College
           of Pharmacy Ser B...........................      6.750    07/01/30      1,039,940
    500    Massachusetts St Hlth & Ed Fac Auth Rev (FHA
           Gtd)........................................      5.950    02/15/17        560,630
  1,500    Massachusetts St Hlth & Ed Fac Auth Rev
           Baystate Med Ctr Ser D Rfdg (FGIC Insd).....      5.000    07/01/12      1,509,465
  2,000    Massachusetts St Hlth & Ed Fac Auth Rev
           Brandeis Univ Ser I (MBIA Insd).............      4.750    10/01/28      1,834,120
  1,750    Massachusetts St Hlth & Ed Fac Auth Rev
           Faulkner Hosp Ser C (Prerefunded @
           07/01/03)...................................      6.000    07/01/13      1,860,092

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           MASSACHUSETTS (CONTINUED)
$ 1,500    Massachusetts St Hlth & Ed Fac Auth Rev
           Healthcare Sys Covenant Hlth................      6.000%   07/01/31   $  1,501,095
  2,000    Massachusetts St Hlth & Ed Fac Auth Rev New
           England Med Ctr Hosp Ser F (FGIC Insd)......      6.500    07/01/12      2,054,980
  1,000    Massachusetts St Hlth & Ed Fac Auth Rev
           Newton Wellesley Hosp Issue Ser E (MBIA
           Insd).......................................      5.875    07/01/15      1,074,270
  2,000    Massachusetts St Hlth & Ed Fac Auth Rev
           North Shore Med Ctr Ser A (MBIA Insd) (b)...      5.625    07/01/14      2,071,840
  1,000    Massachusetts St Hlth & Ed Fac Auth Rev
           Saint Mem Med Ctr Ser A.....................      6.000    10/01/23        890,810
  1,000    Massachusetts St Hlth & Ed Fac Auth Rev Vly
           Regl Hlth Sys Ser C Rfdg (Connie Lee
           Insd).......................................      7.000    07/01/10      1,190,720
  2,185    Massachusetts St Hsg Fin Agy Hsg Rev Insd
           Rental Ser A Rfdg (AMBAC Insd)..............      6.600    07/01/14      2,291,038
    750    Massachusetts St Hsg Fin Agy Rental Mtg Ser
           D (AMBAC Insd)..............................      6.200    07/01/15        783,862
  2,000    Massachusetts St Hsg Fin Agy Residntl Dev
           Ser D (FNMA Collateralized).................      6.800    11/15/12      2,043,060
    500    Massachusetts St Indl Fin Agy Rev First Mtg
           Loomis House & Vlg Proj (Prerefunded @
           07/01/05)...................................      7.500    07/01/17        578,185
  2,000    Massachusetts St Indl Fin Agy Rev Suffolk
           Univ (AMBAC Insd)...........................      5.250    07/01/27      2,005,780
  2,075    Massachusetts St Indl Fin Agy Rev Tufts Univ
           Ser H (MBIA Insd)...........................      4.750    02/15/28      1,909,104
  1,000    Massachusetts St Indl Fin Agy Rev Whitehead
           Inst Biomedical Research....................      5.125    07/01/26        990,350
  1,000    Massachusetts St Indl Fin Agy Wtr Treatment
           American Hingham............................      6.900    12/01/29      1,037,560
  1,000    Massachusetts St Indl Fin Agy Wtr Treatment
           American Hingham............................      6.950    12/01/35      1,031,790
  1,000    Massachusetts St Spl Oblig Rev Ser A........      5.700    06/01/10      1,041,540
  9,750    Massachusetts St Tpk Auth Metro Hwy Ser Rev
           Cap Apprec Sr Ser C (MBIA Insd).............          *    01/01/22      3,373,013
  3,800    Massachusetts St Tpk Auth Metro Hwy Sys Rev
           Sub Ser A (AMBAC Insd)......................      5.000    01/01/39      3,560,980
  3,000    Massachusetts St Tpk Auth Rev Ser A Rfdg
           (Escrowed to Maturity)......................      5.000    01/01/13      3,189,900

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           MASSACHUSETTS (CONTINUED)
$ 1,500    Narragansett, MA Rgl Sch Dist (AMBAC Insd)..      5.375%   06/01/18   $  1,565,850
  1,000    New Bedford, MA Muni Purp Ln (FGIC Insd)....      5.000    05/01/20        998,230
  2,500    New England Ed Ln Mktg Corp MA Student Ln
           Rev Sub Issue H (Std Lns Gtd)...............      6.900    11/01/09      2,832,550
  1,000    Pittsfield, MA (MBIA Insd)..................      5.125    04/15/22      1,001,750
                                                                                 ------------
                                                                                   60,164,494
                                                                                 ------------
           GUAM  2.4%
  1,000    Guam Govt Ser A.............................      5.750    09/01/04        995,500
                                                                                 ------------

           PUERTO RICO  11.1%
  2,000    Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev
           Ser Y Rfdg (FSA Insd).......................      6.250    07/01/21      2,345,380
  1,000    Puerto Rico Comwlth Rfdg (FGIC Insd)........      5.250    07/01/09      1,096,440
  2,000    Puerto Rico Pub Bldg Auth Rev Gtd Conv Cap
           Apprec Ser D (AMBAC Insd) (c)...............    0/5.450    07/01/30      1,195,940
                                                                                 ------------
                                                                                    4,637,760
                                                                                 ------------
           U. S. VIRGIN ISLANDS  2.6%
  1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
           Taxes Ln Nt Ser A...........................      6.375    10/01/19      1,078,640
                                                                                 ------------

TOTAL INVESTMENTS  160.8%
  (Cost $62,200,014)..........................................................     66,876,394
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%).................................       (305,065)

PREFERRED SHARES  (60.1%).....................................................    (25,001,357)
                                                                                 ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%................................   $ 41,569,972
                                                                                 ============

 * Zero coupon bond

(a) Security purchased on a when-issued or delayed delivery basis.

(b) Asset segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.
Std Lns--Student Loans

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $62,200,014)........................  $66,876,394
Interest Receivable.........................................    1,114,793
Other.......................................................           89
                                                              -----------
    Total Assets............................................   67,991,276
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      977,680
  Custodian Bank............................................      194,094
  Investment Advisory Fee...................................       32,588
  Administrative Fee........................................       10,863
  Affiliates................................................        6,217
Trustees' Deferred Compensation and Retirement Plans........      134,593
Accrued Expenses............................................       63,912
                                                              -----------
    Total Liabilities.......................................    1,419,947
Preferred Shares............................................   25,001,357
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $41,569,972
                                                              ===========
NET ASSET VALUE PER COMMON SHARE
  ($41,569,972 divided by 2,663,799 shares outstanding).....  $     15.61
                                                              ===========
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 2,663,799 shares issued and
  outstanding)..............................................       26,638
Paid in Surplus.............................................   38,952,730
Net Unrealized Appreciation.................................    4,676,380
Accumulated Undistributed Net Investment Income.............      459,738
Accumulated Net Realized Loss...............................   (2,545,514)
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $41,569,972
                                                              ===========
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,000 issued with liquidation preference of
  $25,000 per share)........................................  $25,000,000
                                                              ===========
NET ASSETS INCLUDING PREFERRED SHARES.......................  $66,569,972
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 1,864,184
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      197,475
Administrative Fee..........................................       65,826
Preferred Share Maintenance.................................       39,896
Trustees' Fees and Related Expenses.........................       15,295
Legal.......................................................        7,123
Custody.....................................................        2,172
Other.......................................................       48,196
                                                              -----------
    Total Expenses..........................................      375,983
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,488,201
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   188,421
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    5,909,404
  End of the Period.........................................    4,676,380
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,233,024)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,044,603)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (160,450)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   283,148
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2002     OCTOBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 1,488,201         $ 2,902,461
Net Realized Gain..................................       188,421             279,109
Net Unrealized Appreciation/Depreciation During the
  Period...........................................    (1,233,024)          2,765,682
Distributions to Preferred Shareholders:
    Net Investment Income..........................      (160,450)           (742,086)
                                                      -----------         -----------
Change in Net Assets from Operations...............       283,148           5,205,166
                                                      -----------         -----------

Distributions to Common Shareholders:
    Net Investment Income..........................    (1,197,607)         (2,249,412)
                                                      -----------         -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................      (914,459)          2,955,754

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.....................................        48,357                 -0-
                                                      -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS..............      (866,102)          2,955,754
NET ASSETS:
Beginning of the Period............................    42,436,074          39,480,320
                                                      -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $459,738
  and $168,584, respectively)......................   $41,569,972         $42,436,074
                                                      ===========         ===========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     SIX MONTHS
                                                       ENDED
                                                     APRIL 30,     -------------------
                                                      2002 (a)      2001        2000
                                                     ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (b)........  $ 15.95      $ 14.84    $  14.40
                                                      -------      -------    --------
  Net Investment Income.............................      .56         1.09        1.10
  Net Realized and Unrealized Gain/Loss.............     (.39)        1.15         .50
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income...........................     (.06)        (.28)       (.33)
    Net Realized Gain...............................      -0-          -0-         -0-
                                                      -------      -------    --------
Total from Investment Operations....................      .11         1.96        1.27
Less Distributions Paid to Common Shareholders:
    Net Investment Income...........................      .45          .85         .83
    Net Realized Gain...............................      -0-          -0-         -0-
                                                      -------      -------    --------
NET ASSET VALUE, END OF THE PERIOD..................  $ 15.61      $ 15.95    $  14.84
                                                      =======      =======    ========
Common Share Market Price at End of the Period......  $ 16.26      $ 15.51    $13.9375
Total Return (c)....................................    7.91%*      17.71%      11.68%
Net Assets at End of the Period (In millions).......  $  41.6      $  42.4    $   39.5
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (d)..............................    1.83%        1.86%       1.97%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................    7.25%        7.05%       7.59%
Portfolio Turnover..................................       8%*         11%         23%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d)..............................    1.14%        1.16%       1.19%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e)...................    6.47%        5.25%       5.31%
SENIOR SECURITIES:
Total Preferred Shares Outstanding..................    1,000        1,000       1,000
Asset Coverage Per Preferred Share (f)..............  $66,571      $67,436    $ 64,480
Involuntary Liquidating Preference Per Preferred
  Share.............................................  $25,000      $25,000    $ 25,000
Average Market Value Per Preferred Share............  $25,000      $25,000    $ 25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended April 30, 2002 was to increase net investment income per share by $.01 and decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net asset applicable to common shares by .16%. Per share, ratios and supplemental data for the periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

(b) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.342 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                      APRIL 30, 1993
                                                                      (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                                OF INVESTMENT
------------------------------------------------------------------    OPERATIONS) TO
     1999       1998       1997       1996       1995       1994     OCTOBER 31, 1993
-------------------------------------------------------------------------------------
    $ 15.77   $  15.24   $  14.53   $  14.26   $  12.27   $  15.47       $  14.66
    -------   --------   --------   --------   --------   --------       --------
       1.07       1.07       1.08       1.07       1.08       1.09            .39
      (1.42)       .56        .70        .21       2.01      (3.16)           .75
       (.24)      (.32)      (.29)      (.29)      (.33)      (.23)          (.06)
        -0-        -0-        -0-        -0-        -0-       (.01)           -0-
    -------   --------   --------   --------   --------   --------       --------
       (.59)      1.31       1.49        .99       2.76      (2.31)          1.08
        .78        .78        .78        .72        .77        .83            .27
        -0-        -0-        -0-        -0-        -0-        .06            -0-
    -------   --------   --------   --------   --------   --------       --------
    $ 14.40   $  15.77   $  15.24   $  14.53   $  14.26   $  12.27       $  15.47
    =======   ========   ========   ========   ========   ========       ========
    $ 13.25   $ 15.875   $  14.50   $ 12.375   $  12.00   $ 11.375       $ 15.375
    -12.07%     13.22%     23.97%      9.26%     12.26%    -20.95%          4.38%*
    $  38.3   $   41.9   $   40.5   $   38.6   $   37.9   $   32.6       $   41.1
      1.88%      1.88%      1.95%      2.06%      2.17%      2.12%          1.91%
      6.97%      6.89%      7.29%      7.54%      8.13%      7.85%          5.23%
         5%         3%         8%        12%        65%       108%            35%*
      1.17%      1.17%      1.19%      1.24%      1.27%      1.26%          1.40%
      5.38%      4.84%      5.29%      5.49%      5.65%      6.22%          4.45%
      1,000        500        500        500        500        500            500
    $63,303   $133,850   $131,032   $127,272   $125,798   $115,230       $132,161
    $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000
    $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Massachusetts Value Municipal Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide common shareholders with a high level of current income exempt from federal income taxes and Massachusetts personal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in Massachusetts municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2002, the Fund had $981,520 when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $161,010 increase in cost of securities and a corresponding $161,010 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $33,152; increase net unrealized depreciation by $29,496, and decrease net realized gains by $3,656. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $2,733,935 which will expire on October 31, 2002 and October 31, 2007. Of this amount, $2,370,846 will expire on October 31, 2002.

    At April 30, 2002 the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $62,009,508
                                                                ===========
Gross tax unrealized appreciation...........................    $ 4,954,471
Gross tax unrealized depreciation...........................         87,585
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 4,866,886
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Increase in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from .20% to .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2002, the Trust recognized expenses of approximately $1,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2002, the Trust recognized expenses of approximately $11,600 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2002 and October 31, 2001, paid in surplus related to common shares aggregated $38,952,730 and $38,904,404, respectively. Transactions in common shares were as follows:

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2002     OCTOBER 31, 2001
Beginning Shares..................................     2,660,684           2,660,684
Shares Issued Through Dividend Reinvestment.......         3,115                 -0-
                                                       ---------           ---------
Ending Shares.....................................     2,663,799           2,660,684
                                                       =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,515,965 and $6,412,066, respectively.

5. PREFERRED SHARES

The Trust has outstanding 1,000 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on April 30, 2002 was 0.991%. During the six months ended April 30, 2002, the rates ranged from 0.800% to 1.950%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VMV SAR 6/02                                                   Member NASD/SIPC.
                                                                 6173F02-AS-6/02